AFTER RECORDING RETURN TO:

Jerry Saccone, Esq.

McGuireWoods LLP

1345 Avenue of the Americas, 7th Floor

New York, New York 10105-0106

(212) 548-2126

Butler County Tax Parcel No.: 130-4F46-37B16

FIRST AMENDMENT TO OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FINANCING STATEMENT

made by

HY-TECH MACHINE, INC.,

as Mortgagor,

to

CAPITAL ONE LEVERAGE FINANCE CORP.,

as agent for Certain Finance Parties, as Lenders,

as Mortgagee

Dated as of December 14, 2012 and made effective as of December 19, 2012

Relating to Premises in:

Cranberry Township, Butler County, Pennsylvania

THIS INSTRUMENT IS TO BE INDEXED AS BOTH A MORTGAGE AND A FIXTURE FILING FILED AS A FINANCING STATEMENT

THIS IS A FIRST AMENDMENT OF AN OPEN-END MORTGAGE UNDER 42

Pa.C.S.A. §8143, WHICH SECURES FUTURE ADVANCES. THE MAXIMUM

AMOUNT SECURED BY THE MORTGAGE, AS AMENDED IS TWENTY NINE

MILLION FOUR HUNDRED TWENTY THREE THOUSAND THREE HUNDRED AND

00/100 DOLLARS ($29,423,300.00), PLUS ACCRUED BUT UNPAID INTEREST, FEES,

COSTS, EXPENSES AND ADVANCES MADE AS PROVIDED THEREIN.

FIRST AMENDMENT TO OPEN-END MORTGAGE, ASSIGNMENT

OF LEASES AND RENTS, SECURITY AGREEMENT

AND FINANCING STATEMENT

THIS FIRST AMENDMENT TO OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (the “Amendment”) is executed and delivered as of December 19, 2012, by HY-TECH MACHINE, INC., a Delaware corporation, having an office at c/o P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville NY 11746 (the “Mortgagor”), to CAPITAL ONE LEVERAGE FINANCE CORP., as Agent for the benefit of the Finance Parties referred to in the Loan Agreement (as defined below), having an office at 265 Broadhollow Road, Melville, New York 11747 (in such capacity, together with its successors, substitutes and assigns, the “Mortgagee”).

Mortgagor and Mortgagee are herein sometimes referred to collectively as the “Parties.” All capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Mortgage (defined below).

RECITALS

WHEREAS, Mortgagee is the owner and holder of an Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement dated October 19, 2010 and effective as of October 25, 2010, made by Mortgagor to secure the “Obligations” (as defined in the Loan Agreement), encumbering the real property described on Exhibit A hereto, subject only to the Permitted Exceptions set forth on Exhibit B and recorded on October 26, 2010 in the Office of the Recorder of Deeds of Butler County, Pennsylvania at, Instrument Number 20100260024916 (the “Mortgage”).

WHEREAS, the Loan Agreement (as defined in the Mortgages) has been amended by the First Amendment to Loan and Security Agreement dated as of September 21, 2011, the Second Amendment to Loan and Security Agreement dated as of November 21, 2011, and the Third Amendment to Loan and Security Agreement dated of even date herewith among the parties thereto by which each Lender party thereto agreed to make an additional loan on the Third Amendment Effective Date (as defined in the Third Amendment to Loan and Security Agreement) in a principal amount as is necessary to cause the aggregate outstanding principal amount of the Term Loan to be $7,000,000.

WHEREAS, Mortgagor and Mortgagee desire to record this Amendment to give notice that that the Mortgage has been modified, amended and supplemented as specified herein.

NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, Mortgagor and Mortgagee hereby covenant and agree as follows:

1. The recitals set forth above are true and accurate and are incorporated herein by this reference.

2

2. The Mortgage is hereby modified so that, from and after the date hereof the Mortgage shall secure the Mortgagor’s performance of the Obligations, as defined in the Loan Agreement and the Mortgage. The aggregate principal indebtedness represented by the commitments provided for in the Loan Agreement on the date hereof is Twenty Nine Million Four Hundred Twenty Three Thousand Three Hundred and 00/100 Dollars ($29,423,300.00), and as such notice is hereby given that a future advance has been provided in such amount.

3. The term “Loan Agreement” as defined in the Mortgage is hereby deemed to include all present and future amendments, supplements, modifications, extensions, renewals or revisions of the Loan Agreement.

4. The lien and operation of the Mortgage shall continue in full force and effect and Mortgagor and Mortgagee agree that the Mortgage secures the payment of the Obligations.

5. Mortgagor hereby ratifies and confirms to Mortgagee, as of the date hereof, that all of the terms, covenants, indemnifications, and provisions of the Mortgage are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment, and all obligations, covenants, conditions, agreements, warranties, representations and other terms and provisions thereof, as amended hereby, are hereby ratified, confirmed, re-affirmed, and re-published. Without limiting the foregoing, Mortgagor hereby re-confirms the mortgaging of the Encumbered Property secured by the Mortgage, including, but not limited to, the granting of a mortgage lien on the Encumbered Property and absolutely and irrevocably, an assignment of all rents, income, profits, lease termination, cancellation and/or surrender fees and all right, title and interest of the Mortgagor in and to any and all leases now or hereafter on or affecting the Encumbered Property, or any part thereof, as more particularly set forth in the Mortgage, with a reservation only to Mortgagor of the conditional right, as a license, to collect the rents, income, lease termination, cancellation and/or surrender fees and other benefits arising under such leases until an Event of Default shall occur under the Mortgage. In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Amendment and those of the Mortgage, the terms, covenants, and provisions of this Amendment shall control.

6. This Amendment is not a novation of any of the Obligations or the Mortgage and is not intended by the parties to be a novation of the Obligations and the Mortgage.

7. Mortgagor hereby acknowledges, confirms and warrants to Mortgagee that as of the date hereof, Mortgagor neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Mortgagee under, arising out of or in connection with this Amendment, the Obligations or the Mortgage, or with respect to any of the indebtedness evidenced or secured thereby, or with respect to the Encumbered Property. In addition, Mortgagor covenants and agrees with Mortgagee that if any off-set, defense, claim, right of set-off or counterclaim exists, Mortgagor hereby irrevocably and expressly waives the right to assert such matter.

8. Mortgagor represents, warrants and covenants that Mortgagor has full power, authority and legal right to execute this Amendment, and to keep and observe all the terms of this Amendment on its part to be observed or performed.

3

9. This Amendment shall be binding upon and inure to the benefit of Mortgagor, Mortgagee, and their respective successors and assigns.

10. This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute one and the same instrument.

11. If any term, covenant, or condition of this Amendment shall be held to be invalid, illegal, or unenforceable in any respect, this Amendment shall become construed without such provision.

4

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first above written in a manner so as to be binding.

HY-TECH MACHINE, INC., a Delaware corporation

By:	/s/ Joseph A. Molino, Jr.
Name:	Joseph A. Molino, Jr.
Title:	Vice President

STATE OF NEW YORK	)
	)	SS:
COUNTY OF SUFFOLK	)

On this, the 14th day of December, 2012 before me, a Notary Public, the undersigned officer, personally appeared Joseph A. Molino, Jr. who acknowledged himself to be the Vice President of HY-TECH MACHINE, INC., a Delaware corporation (the “Mortgagor”), and that he, as such, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Mortgagor by himself/herself as such Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Husam Jaghas
Notary Public

My Commission Expires: 4/27/15

FIRST AMENDMENT TO OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FINANCING STATEMENT

Cranberry Township, Pennsylvania (Butler County)

Signature Page

MORTGAGEE:

CAPITAL ONE LEVERAGE FINANCE
CORP.

By:	/s/ Julianne Low
Print Name:	Julianne Low
Title:	Vice President

STATE OF NEW YORK

COUNTY OF SUFFOLK

The foregoing instrument was acknowledged before me this 17 of December, 2012, by Julianne Low, as a Vice President of CAPITAL ONE LEVERAGE FINANCE CORP.., a New York corporation, on behalf of the corporation, who

X	is personally known to me;
( )	has produced a ______________ Driver’s License as identification; or
( )	has produced a ______________ as identification.

/s/ Indira T. Edwards
Notary Signature
Print Name: Indira T. Edwards
Notary Public, State and County Aforesaid
My commission expires:_____________________
Commission Number:____________________

FIRST AMENDMENT TO OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FINANCING STATEMENT

Cranberry Township, Pennsylvania (Butler County)

Signature Page

The undersigned hereby certifies that the precise address of the within named mortgagee is:

Capital One Leverage Finance Corp.

265 Broadhollow Road

Melville, New York 11747

Attention: Julianne Low

/s/ Kimberly B. Saltrick
Agent for mortgagee/McGuire Woods LLP

FIRST AMENDMENT TO OPEN-END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FINANCING STATEMENT

Cranberry Township, Pennsylvania (Butler County)

Signature Page

Exhibit A to the Mortgage Agreement

Legal Description

ALL that certain parcel of land situate in Cranberry Township, Butler County and Commonwealth of Pennsylvania being known and designated as Lot Nos. 15 and 16 in the Mashuda Industrial Park Plan of Lots No. 2 as recorded in the Recorder’s Office of Butler County in Rack File 71, page 2.

Tax Parcel No. 130-4F46-37B16.

A-1

Exhibit B to the Mortgage Agreement

Permitted Encumbrances

1.	Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the Public Records or attaching subsequent to the October 5, 2010 Effective Date of Title Commitment Number 43001698812 as issued by First American Title Insurance Company, but prior to the date the proposed insured acquires for value of record the estate or interest or mortgage thereon covered by the aforementioned Title Commitment.

2.	Intentionally deleted.

3.	Easements, or claims of easements, not shown by the Public Records.

4.	Any variation in location of lines or dimensions or other matters which an accurate survey would disclose.

5.	Intentionally deleted.

6.	Intentionally deleted.

7.	Coal and mining rights and all rights related thereto.

NOTICE: THIS DOCUMENT DOES NOT INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE THE COMPLL I E LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INS I RUMENT. (See 52 P.S. 1551)

8.	Subject to covenants, conditions, restrictions and easements which may exist on the land.

9.	Possible tax increase based on additional assessments, not yet due and payable.

10.	Oil, gas or other mineral interests and all rights Incident thereto now or previously conveyed, transferred, leased, excepted or reserved.

11.	Intentionally deleted.

12.	Intentionally deleted.

13.	Intentionally deleted.

B-1

14.	Rights granted to New York State Natural Gas Corporation as set forth in Deed Book Volume 603, page 430 and modification thereto in Deed Book Volume 1470, page 99.

15.	Rights granted to The Municipal Sewer and Water Authority of Cranberry Township as set forth in Deed Book Volume 1084, page 161.

16.	Rights granted to North Pittsburgh Telephone Company as set forth in Deed Book Volume 1235, page 750 and Deed Book Volume 1235, page 753.

17.	Subject to all matters shown on the Plan of Lots No, 2 as recorded in the Recorder's Office of Butler County, Pennsylvania in Rack File 71, page 2.

18.	Subject to all matters shown on the Plan as recorded in the Recorder's Office of Butler County, Pennsylvania in Plan Book 233, page 45.

19.	Declaration of Protective Covenants and Use Restrictions as set forth in Deed Book Volume 1140, page 951.

20.	ALTA/ACSM Land Title Survey prepared by Byron D. Howell, Professional Land Surveyor for Bock & Clark Corporation, Project No. 200900091,001 dated February 20, 2009, last revised February 25, 2009, discloses:

a.	“Water run" crosses Easterly and Northerly lines of land;

b.	Easterly abutter's satellite dish encroaches onto land by 5.2'+/-;

c.	1 story brick and aluminum building and 1 story shed encroach over 100' setback line shown per Plan Book 233, page 45;

d.	Asphalt paving including a portion of the parking spaces encroach over the 40' no paving line.

B-2

Subject Leases

NONE

FIRST AMENDMENT TO MORTGAGE

B-3